SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 31, 2003

CORVIS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-12751	52-2041343
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.	)

7015 Albert Einstein Drive, Columbia, Maryland	21046-9400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (443) 259-4000

ITEM 12 – Results of Operations and Financial Condition

On July 31, 2003, Corvis Corporation reported its financial results for the second quarter ended June 30, 2003.

A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORVIS CORPORATION

Date: August 5, 2003	/s/ Lynn D. Anderson
Lynn D. Anderson Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 31, 2003

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